Commitments (Details Narrative) - Underwriting Agreement [Member]	1 Months Ended
Nov. 24, 2020 USD ($)
Underwriting agreement, description	The Company will grant the underwriters a 45-day option from the date of Proposed Public Offering to purchase up to 3,375,000 additional Units to cover over-allotments, if any, at the Proposed Public Offering price less the underwriting discounts and commissions.
Cash underwriting discount, percentage	2.00%
Gross proceeds of proposed public offering	$ 4,500,000
Maximum [Member]
Underwriters' over-allotment is exercised value	$ 5,175,000